                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 24, 2006
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                            Finlay Enterprises, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-25716                13-3492802
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)

529 Fifth Avenue, New York, New York                                  10017
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

     [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

     [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

     [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     [ ]   Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On May 24, 2006, Finlay Enterprises, Inc. (the "Registrant"), the parent of
Finlay Fine Jewelry Corporation ("Finlay Jewelry") issued a press release to announce that Finlay Jewelry signed a three-year extension of its agreement with
Bloomingdale's, Inc., a wholly-owned subsidiary of Federated Department Stores,
Inc. The amended agreement extends the current contract expiration date from
February 3, 2007 to January 30, 2010 while maintaining the current rent provisions. A copy of the press release is attached as Exhibit 99.1 to this
Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

         EXHIBIT NO.     DESCRIPTION
         -----------     -----------
         99.1            Finlay Enterprises, Inc. press release dated
                         May 24, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FINLAY ENTERPRISES, INC.

Date:  May 24, 2006                   By: /s/ Bruce E. Zurlnick
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                                          Bruce E. Zurlnick
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer